================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): December 16, 1997





                         CARRAMERICA REALTY CORPORATION
                       (formerly Carr Realty Corporation)
             (Exact name of registrant as specified in its charter)



        Maryland                     1-11706                   52-1796339
 ---------------------------        ----------             ------------------
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)               File No.)             Identification No.)



              1700 Pennsylvania Avenue, N.W., Washington, DC 20006
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (202) 624-7500

================================================================================

                                    FORM 8-K


ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        Not applicable.

Item 2. Acquisition or disposition of assets.

        Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Not applicable.

ITEM 5. OTHER EVENTS.

         Attached hereto as Exhibit 99.1 are Historical Summaries of Operating Revenue and Expenses with accompanying notes and Independent Auditors' Report for Presidential Circle and 900-910 East Hamilton. In accordance with Rule 3-14 of Regulation S-X, financial statements with respect to the listed properties are being filed because the Company has either (a) already acquired the properties and the book value of the properties individually by project or in the aggregate, are significant, or (b) deemed the acquisition to be probable and the book value of the properties, individually or in the aggregate, are significant.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

        Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Financial Statements.

         Attached hereto as Exhibit 99.1 are the following financial statements:

                 (i) Statements of Revenue and Certain Expenses for Presidential Circle for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Report of Independent Auditors and

                 (ii) Historical Summaries of Operating Revenue and Expenses for 900-910 East Hamilton for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.

        (b)     Pro Forma Financial Information.

        None.

        (c)     Exhibits.

                Exhibit
                Number

                99.1    Financial Statements

                 (i) Statements of Revenue and Certain Expenses for Presidential Circle for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Report of Independent Auditors and

                 (ii) Historical Summaries of Operating Revenue and Expenses for 900-910 East Hamilton for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.

ITEM 8. CHANGE IN FISCAL YEAR.

        Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  December 16, 1997



                                        CARRAMERICA REALTY CORPORATION



                                        By: /s/ Brian K. Fields
                                            -----------------------------------
                                            Brian K. Fields
                                            Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit
Number

99.1            Financial Statements

                (i) Statements of Revenue and Certain Expenses for Presidential Circle for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Report of Independent Auditors and

                (ii) Historical Summaries of Operating Revenue and Expenses for 900-910 East Hamilton for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.